PHOENIX SERIES FUND
                      Supplement dated October 20, 1995 to
                         Prospectus dated March 1, 1995



The Portfolio Managers

The following replaces the paragraph under "Growth Series" on page 26:

     Mr. William J. Newman serves as Portfolio Manager of the Growth Series and as such is primarily responsible for the day to day management of the Series. Mr. Newman joined Phoenix Home Life in March 1995 as Chief Investment Strategist and Managing Director for Phoenix Investments. Mr. Newman is also Executive Vice President of PIC. Mr. Newman was Chief Investment Strategist for Kidder Peabody from May, 1993 to December, 1994. He was managing Director at Bankers Trust from March, 1991 to May, 1993 and Managing Director at McKay Shields from June, 1988 to November, 1990.

How to Buy Shares

The following should be inserted following the first full paragraph under the heading "How to Buy Shares" on page 29:

       Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston MA 02266-8301.


Initial Sales Charge Alternative - Class A Shares

The following replaces the second footnote on page 31:

      ** In connection with Class A Share purchases by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

The following replaces the chart at the bottom of page 31 and applies to purchases excluding purchases by qualified employee benefit plans as described above:

             Purchase Amount                Payment to Broker-Dealer
             ---------------                ------------------------
         $1,000,000 to $3,000,000                  1%
         $3,000,001 to $6,000,000              0.50 of 1%
         $6,000,001 or more                    0.25 of 1%


How to Obtain Reduced Sales Charges On Class A Shares

The following should be substituted in the first paragraph under "Qualified Purchasers" on page 31:

         In (9) the words "100 eligible employees" are substituted for the words "200 participant employees."

                              PHOENIX SERIES FUND
                              101 Munson Street
                             Greenfield, MA 01301

                     Statement of Additional Information


                                March 1, 1995
                       As Supplemented October 20, 1995


   This Statement of Additional Information is not a prospectus but is incorporated by reference in the Prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with the Trust's current Prospectus, dated March 1, 1995, a copy of which may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

TABLE OF CONTENTS*

                                                                    Page
                                                                   -------
PERFORMANCE INFORMATION                                               2
PERFORMANCE COMPARISONS                                               3
INVESTMENT POLICIES (14)                                              4
INVESTMENT RESTRICTIONS                                              12
PORTFOLIO TURNOVER                                                   13
MANAGEMENT OF THE TRUST (25)                                         14
THE INVESTMENT ADVISER (25)                                          21
BROKERAGE ALLOCATION                                                 23
DETERMINATION OF NET ASSET VALUE (37)                                23
PURCHASE OF SHARES (29)                                              24
  Alternative Purchase Arrangements                                  24
  Purchases of Shares of the Money Market Series                     26
  Purchases of Shares of the Balanced, Convertible,
  Growth, High Yield, and U.S. Stock Series
    and the U.S. Government Securities Series                        26
SHAREHOLDER SERVICES                                                 27
SPECIAL SERVICES                                                     29
HOW TO REDEEM SHARES (37)                                            30
TAXES (39)                                                           32
THE NATIONAL DISTRIBUTOR AND DISTRIBUTION PLANS (27)                 34
FINANCIAL STATEMENTS                                                 35

                       Customer Service--(800) 243-1574
                      Sales Information--(800) 243-4361
                  Telephone Orders/Exchanges--(800) 367-5877
                 Telecommunication Device TTY--(800) 243-1926

* Numbers in parenthesis are cross-references to related sections of the Prospectus.

PEP427 (10/95)

                            PERFORMANCE INFORMATION

   Performance information for each Series (and Class of Series) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and effective yield of the Money Market Series, as yield of the other Series offered, or any Class of such Series, and as total return of any Series or Class thereof. Current yield for the Money Market Series will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Series (and each Class of such Series) assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] - 1

   For the 7-day period ending October 31, 1994, the yield of the Class A Shares of the Money Market Series was 4.24% and the effective yield of the Class A Shares of this Series was 4.32%.

   Quotations of yield for the High Yield, Convertible, U.S. Government Securities, Balanced, Growth, and U.S. Stock Series will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Series or Class of a Series) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Series or Class on the last day of the period, according to the following formula:

   YIELD = 2[((a-b)) + 1)(6) - 1]

   where a = dividends and interest earned during the period by the Series.

         b = expenses accrued for the period (net of any reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

   For the period ended October 31, 1994, the yield of the Class A Shares of the other Series were as follows: 9.51% for the High Yield Series; 4.54% for the Convertible Series; 5.68% for the U.S. Government Securities Series or Class of Series; 2.88% for the Balanced Series; 1.63% for the Growth Series; and 2.34% for the U.S. Stock Series.

   For the same period, the yield of the Class B Shares of the other Series were as follows: High Yield 9.07%; Convertible 3.88%; U.S. Government 5.17%; Balanced 2.24%; Growth 1.00%; U.S. Stock 1.52%.

   As summarized in the Prospectus under the heading "Performance History", total return is a measure of the change in value of an investment in a Series, or Class thereof, over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Series or a Class of Series; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a class owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Series was in effect if a Series has not been in existence for at least ten years.

The manner in which total return will be calculated for public use is described above. The following table summarizes the calculation of total return for each Series, where applicable, through October 31, 1994.

               AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1994

                                                     PERIODS ENDED
                                        ----------------------------------------
                                                                  10 YEAR OR
SERIES                                  1 YEAR     5 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
BALANCED (CLASS A)                     -7.87%      8.01%            12.31%
BALANCED (CLASS B)                      N/A        N/A              -4.65%
CONVERTIBLE (CLASS A)                  -6.14%      7.37%            10.75%
CONVERTIBLE (CLASS B)                   N/A        N/A              -4.50%
GROWTH (CLASS A)                       -2.77%      8.50%            13.32%
GROWTH (CLASS B)                        N/A        N/A              -1.53%
U.S. STOCK (CLASS A)                   -4.42%      7.26%            11.49%
U.S. STOCK (CLASS B)                    N/A        N/A              -3.32%
HIGH YIELD (CLASS A)                   -7.15%      9.65%             9.95%
HIGH YIELD (CLASS B)                    N/A        N/A             -12.00%
U.S. GOVERNMENT SECURITIES (CLASS A)   -8.52%      5.98%             5.66%
U.S. GOVERNMENT SECURITIES (CLASS B)    N/A        N/A              -8.44%

NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return.

   Performance information for any Series or Class reflects only the performance of a hypothetical investment in the Series or Class during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Series, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                            PERFORMANCE COMPARISONS

   Each Series or Class of Series may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Series or Class of Series may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poors The Outlook, and Personal Investor. A Series may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Series or the Class of Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time the Trust may include specific portfolio holdings or industries. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

                             INVESTMENT POLICIES

   The investment objectives and policies of each Series are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.

   Money Market Instruments. Certain money market instruments used extensively by the Money Market Fund Series are described below. They may also be used by the other Series except U.S. Government Securities Fund Series to a very limited extent (to invest otherwise idle cash) or on a temporary basis (for defensive purposes).

   Repurchase Agreements. Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   Banker's Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturities of greater than five years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. The U.S. Government Securities Series will invest primarily in securities which are supported by the full faith and credit of the U.S. Government.

   Securities and Index Options. All Series, except the Money Market Series and U.S. Government Securities Series, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   Writing and Purchasing Options. Call options written by a Series normally will have expiration dates between three and nine months from the date written. During the option period a Series may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Series to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Series effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Series has received an exercise notice.

   The exercise price of a call option written by a Series may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Series may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Series, to prevent an underlying security from being called, or to enable a Series to write another call option with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Series expires unexercised, a Series will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Series may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Series will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   Limitations on Options. A Series may write call options only if they are covered and if they remain covered so long as a Series is obligated as a writer. If a Series writes a call option on an individual security, a Series will own the underlying security at all times during the option period. A Series will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Series will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Series, a Series will be required to deposit qualified securities. A "qualified security" is a security against which a Series has not written a call option and which has not been hedged by a Series by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Series will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Series writes a call on an index which is "in-the-money" at the time the call is written, a Series will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Series may invest up to 2% of its total assets in exchange-traded call and put options. A Series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Series qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Series' ability to enter into option transactions may apply from time to time. See "Taxes."

   Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Series may lose the premium it paid plus transaction costs. If a Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Series, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Series or all of the Series, in the aggregate.

   Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Series of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Series. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Series will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Series' portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of a Series' portfolio securities. It is also possible that the index may rise when the value of a Series' portfolio securities does not. If this occurred, the Series would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Series will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Series fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Series' total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Series has written a call on an index, there is also a risk that the market may decline between the time a Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Series is able to sell securities in its portfolio. As with options on portfolio securities, a Series will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Series would be able to deliver the underlying security in settlement, a Series may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

   Financial Futures Contracts and Related Options. All Series except the Money Market Series and the U.S. Government Securities Series may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Series' portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Series may wish to purchase in the future by purchasing futures contracts.

   A Series may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Series purchases or sells a security, no security is delivered or received by a Series upon the purchase or sale of a financial futures contract. Initially, a Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Series will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   Limitations on Futures Contracts and Related Options. A Series may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Series may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Series' existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of a Series' total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus a Series' initial margin deposit with respect thereto will be deposited in a segregated account with a Series' custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Series may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1954 for qualification as a regulated investment company. See "Taxes."

   Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Series will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Series would continue to be required to make daily margin payments. In this situation, if a Series has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Series may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Series' ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Series to incur additional brokerage commissions and may cause an increase in a Series' portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Series or such prices move in a direction opposite to that anticipated, a Series may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Series' return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Series involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Series will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Series has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Series' portfolio may decline. If this occurred, a Series would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Series is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Series then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Series will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Series because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Series while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

   Leverage. The Trust may from time to time increase the Convertible Series' ownership or the Stock Series' ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Trust will borrow only from banks, and only if immediately after such borrowing the value of the assets of a Series (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Trust to borrow up to 50% of the net assets of a Series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series' assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, the Trust, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of the Series with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Series with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Series, the net asset value of the Series will decrease faster than would otherwise be the case.

   Foreign Securities. Each of the Series, except the U.S. Government Securities Series and U.S. Stock Series, may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total net asset value of each Series. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   Mortgage-Backed Securities. Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

   Lower Rated Convertible Securities. Convertible securities which are not rated in the four highest categories, in which the Convertible Series may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

   Nonpublicly Offered Debt Securities. The High Yield Series may invest up to 10% of the value of its total assets in debt securities that cannot be sold in the public market without first being registered with the Securities and Exchange Commission. These "nonpublicly offered" debt securities are considered to be "illiquid" assets since the Series might be forced to sell them at a significant discount in order to meet redemption requests.

   Deferred Coupon Debt Securities. The High Yield Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred coupon bonds.

   Lending Portfolio Securities. In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Series, as long as the market value of the loaned securities does not exceed 25% of the value of that Series' total assets. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

                            INVESTMENT RESTRICTIONS

   The Trust's fundamental policies as they affect any Series cannot be changed without the approval vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

   The following investment restrictions are fundamental policies of the Trust with respect to all Series and may not be changed except as described above. The Trust may not:

   1. Purchase for any Series securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Series' total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Series or by all Series of the Trust in the aggregate.

   2. Concentrate the portfolio investments of any Series in any one industry. To comply with this restriction, no security may be purchased for a Series if such purchase would cause the value of the aggregate investment of such Series in any one industry to exceed 25% of that Series' total assets (taken at market value). However, the Money Market Series may invest more than 25% of its assets in the domestic banking industry.

   3. Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

   4. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

   5. Make short sales of securities or maintain a short position.

   6. Make cash loans, except that the Trust may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 10% of any Series' net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.

   7. Make securities loans, except that the Trust may make loans of the portfolio securities of any Series, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Series.

   8. Make investments in real estate or commodities or commodity contracts, although (i) the Trust may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Series (excluding the Money Market Series and the U.S. Government Securities Series) may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Series' existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of such Series' total assets.

   9. Invest in oil, gas or other mineral exploration or development programs, although the Trust may purchase securities of issuers which engage in whole or in part in such activities.

   10. Invest in puts, calls, straddles and any combination thereof, except that any Series (excluding the Money Market Series and the U.S. Government Securities Series) may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices.

   11. Purchase securities of companies for the purpose of exercising management or control.

   12. Participate in a joint or joint and several trading account in securities.

   13. Purchase securities of any other investment company except in the open market at customary brokers' commission rates or as a part of a plan of merger or consolidation.

   14. Purchase for any Series securities of any issuer which together with predecessors has a record of less than three years' continuous operation, if as a result more than 5% of the total net assets (taken at market value) of such Series would then be invested in such securities.

   15. Purchase or retain securities of any issuer if any officer or Trustee of the Trust, or officer or director of its investment adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.

   16. Borrow money, except that the Trust may (i) borrow money for any Series for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Series and (ii) borrow money for any Series for investment purposes, provided that any such borrowing for investment purposes with respect to any such Series is (a) authorized by the Trustees prior to any public distribution of the shares of such Series or is authorized by the shareholders of such Series thereafter, (b) is limited to 33 1/3% of the value of the total assets (taken at market value) of such Series, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Series with respect to which the borrowing has been made. With the exception of the Convertible Series and the Stock Series, no Series may invest in portfolio securities while the amount of borrowing of the Series exceeds 5% of the total assets of such Series. Borrowing for investment purposes has not been authorized for any Series (except the Convertible Series and the Stock Series) whose shares are offered by the Trust.

   17. Pledge, mortgage or hypothecate the assets of any Series to an extent greater than 10% of the total assets (taken at market value) of such Series to secure borrowings made pursuant to the provisions of item 16 above.

   The Trust may purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid, but such securities will not constitute more than 15% (or 10% in the case of the Money Market Series) of each Series' net assets. The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

                              PORTFOLIO TURNOVER

   Each Series has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each

Series' shares and by requirements which enable the Trust to receive certain favorable tax treatment. The 1992 and 1993 annual rates of portfolio turnover for all Series except the Money Market Series (which for this purpose does not calculate a portfolio turnover rate) are set forth in the prospectus, a copy of which must precede or accompany this Statement of Additional Information.

Balanced Series

  In the fiscal years ended October 31, 1993 and October 31, 1994 the turnover rates for the equity portion of the Balanced Series were 159.85% and 221.02%, respectively. The turnover rates for the fixed income securities were 64.69% and 69.65%, respectively for the same periods.

                           MANAGEMENT OF THE TRUST

   The trustees and executive officers of the Trust and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is One American Row, Hartford, Connecticut 06115. On November 22, 1993, the shareholders elected to fix the number of trustees at ten and to elect such number of trustees. Subsequently the trustees voted to increase the number of trustees from ten to eleven, and to appoint Lowell P. Weicker, Jr. to fill the vacancy caused by the increase. The elected and appointed trustees are listed below.

                                 Position(s) with                       Principal Occupation(s)
Name and Address                     the Fund                           During Past Five Years
---------------------------    --------------------    ---------------------------------------------------------
C. Duane Blinn                Trustee                 Partner in the law firm of Day, Berry & Howard. Director/
Day, Berry & Howard                                   Trustee, Phoenix Funds (1980-present). Director/Trustee,
CityPlace                                             the National Affiliated Investment Companies (until
Hartford, CT 06103                                    1993).

Robert Chesek                 Trustee                 Trustee/Director, Phoenix Funds (1981-present) and
49 Old Post Road                                      Chairman (1989-1994). Director/Trustee, the National
Wethersfield, CT 06109                                Affiliated Investment Companies (until 1993). Vice
                                                      President, Common Stock, Phoenix Home Life Mutual
                                                      Insurance Company (1980-1994).

E. Virgil Conway              Trustee                 Trustee/Director, Consolidated Edison Company of New
9 Rittenhouse Road                                    York, Inc. (1970-present), Pace University
Bronxville, NY 10708                                  (1978-present), Atlantic Mutual Insurance Company
                                                      (1974-present), HRE Properties (1989-present), Greater
                                                      New York Councils, Boy Scouts of America (1985-present),
                                                      Union Pacific Corp. (1978-present), Atlantic Reinsurance
                                                      Company (1986-present), Blackstone Fund for Fannie Mae
                                                      Mortgage Securities (Advisory Director) (1989-present),
                                                      Centennial Insurance Company, Josiah Macy, Jr.,
                                                      Foundation, and The Harlem Youth Development Foundation.
                                                      Board Member, Metropolitan Transportation Authority
                                                      (1992-present). Chairman, Audit Committee of the City of
                                                      New York (1981-present). Director/Trustee, the National
                                                      Affiliated Investment Companies (until 1993).
                                                      Director/Trustee, Phoenix Funds (1993-present). Director,
                                                      Realty Foundation of New York (1972-present) and the New
                                                      York Housing Partnership Development Corp.
                                                      (1981-present). Former Director, New York Chamber of
                                                      Commerce and Industry (1974-1990).

                                14

Harry Dalzell-Payne           Trustee                 Director/Trustee, Phoenix Funds (1983-present). Director,
330 East 39th Street                                  Farragut Mortgage Co., Inc. (1991-1994).
Apartment 29G                                         Director/Trustee, the National Affiliated Investment
New York, NY 10016                                    Companies (1983-1993). Consultant, The Levett Group
                                                      Holding, Inc. (1989-1990). Independent real estate market
                                                      consultant (1982-1990). Formerly a Major General of the
                                                      British Army.

Leroy Keith, Jr.              Trustee                 Director/Trustee, Phoenix Funds (1980-present). Director
Chairman and Chief                                    Equifax Corp. (1991-present), and Keystone International
 Executive Officer                                    Fund, Inc. (1989-present). Trustee, Keystone Liquid
Keith Ventures                                        Trust, Keystone Tax Exempt Trust, Keystone Tax Free Fund,
1729 Wood Nymph Trail                                 Master Reserves Tax Free Trust, and Master Reserves
Lookout Mountain, GA 30750                            Trust. Director/Trustee, the National Affiliated
                                                      Investment Companies (until 1993). Director, Blue
                                                      Cross/Blue Shield (1989-1993) and First Union Bank of
                                                      Georgia (1989-1993). President, Morehouse College
                                                      (1987-1994).

*Philip R. McLoughlin         Trustee and             Director (1994-present) and Executive Vice President,
                              President               Investments, Phoenix Home Life Mutual Insurance Company
                                                      (1987-present). Director/Trustee and President, Phoenix
                                                      Funds (1989-present). Director, Phoenix Investment
                                                      Counsel, Inc. (1983-present). Director (1984-present) and
                                                      President (1990-present), Phoenix Equity Planning
                                                      Corporation. Director, Phoenix Re Corporation (Delaware)
                                                      (1985-present). Director, World Trust Fund
                                                      (1991-present). Director/Trustee, the National Affiliated
                                                      Investment Companies (until 1993). Director, Chairman and
                                                      Chief Executive Officer, National Securities & Research
                                                      Corporation (1993-present) and Phoenix Securities Group,
                                                      Inc. (1993-present). Director (1992-present) and
                                                      President (1992-1994) W.S. Griffith & Co., Inc. and
                                                      Townsend Financial Advisers, Inc.

* Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment
  Counsel, Inc., or Phoenix Equity Planning Corporation.

                                15

James M. Oates                Trustee                 Director/Trustee, Phoenix Funds (1987-present) Director,
Managing Director                                     Govett Worldwide Opportunity Funds, Inc. (1991-present),
The Wydown Group                                      Massachusetts Bankers Association (1990-1993), Stifel
50 Congress Street                                    Financial Corporation (1986-present), and Savings Bank
Boston, MA 02109                                      Life Insurance Company (1988-present). Director/Trustee,
                                                      the National Affiliated Investment Companies (until
                                                      1993). Director (1984-1994), President (1984-1994) and
                                                      Chief Executive Officer (1986-1994), Neworld Bank.

Philip R. Reynolds            Trustee                 Director/Trustee, Phoenix Funds (1984-present). Director,
43 Montclair Drive                                    Vestaur Securities, Inc. (1972-present). Executive Vice
West Hartford, CT 06107                               President, Phoenix Mutual Life Insurance Company (1984-
                                                      1989). Director, Phoenix Equity Planning Corporation
                                                      (1984-1989) and Phoenix Investment Counsel, Inc.
                                                      (1984-1989). Director/Trustee, the National Affiliated
                                                      Investment Companies (until 1993).

Herbert Roth, Jr.             Trustee                 Director/Trustee, Phoenix Funds (1980-present). Director,
134 Lake Street                                       Boston Edison Company (1978-present), Phoenix Home Life
P.O. Box 909                                          Mutual Insurance Company (1972-present), Landauer, Inc.
Sherborn, MA 01770                                    (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                      (electronic controllers) (1987-present), Key Energy Group
                                                      (oil rig service) (1988-1993), and Mark IV Industries
                                                      (diversified manufacturer) (1985-present).
                                                      Director/Trustee, the National Affiliated Investment
                                                      Companies (until 1993).

Richard E. Segerson           Trustee                 Director/Trustee, Phoenix Funds, (1993-present).
102 Valley Road                                       Consultant, Tootal Group (1989-1991) and Texas Air
New Canaan, CT 06840                                  Corporation (1987-1989). Vice President and General
                                                      Manager, Coats & Clark, Inc. (previously Tootal American,
                                                      Inc.) (1991-1993). Director/Trustee, the National
                                                      Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr.        Trustee                 Trustee/Director, the Phoenix Funds (1995-present).
                                                      Former Governor of the State of Connecticut (1991-1995).
                                                      President and Chief Executive Officer, Research! America
                                                      (1989-1990).

                                16

Michael K. Arends             Vice President          Portfolio Manager, Phoenix Home Life Mutual Insurance
                                                      Company (1994-present). Vice President, Phoenix Equity
                                                      Opportunities Fund, National Securities & Research
                                                      Corporation and Phoenix Investment Counsel, Inc. (1994-
                                                      present). Various other positions with Kemper Financial
                                                      Services (1983-1994).

Patricia A. Bannan            Vice President          Vice President, Common Stock, Phoenix Home Life Mutual
                                                      Insurance Company (1992-present). Vice President, The
                                                      Phoenix Edge Series Fund (1987-present). Director
                                                      (1993-present) and President (1992-present), Phoenix
                                                      Investment Counsel, Inc. Director (1994-present) and
                                                      Executive Vice President (1993-present), National
                                                      Securities & Research Corporation. Various other
                                                      positions with Phoenix Home Life Mutual Insurance Company
                                                      (1982-1992).

Curtiss O. Barrows            Vice President          Portfolio Manager, Public Bonds, Phoenix Home Life Mutual
                                                      Insurance Company (1991-present). Vice President,
                                                      National Securities & Research Corporation
                                                      (1993-present), The Phoenix Edge Series Fund
                                                      (1986-present) and Phoenix Investment Counsel, Inc.
                                                      (1991-present). Various other positions with Phoenix Home
                                                      Life Mutual Insurance Company (1895-1991).

Mary E. Canning               Vice President          Associate Portfolio Manager, Common Stock, Phoenix Home
                                                      Life Mutual Insurance Company (1989-present). Vice
                                                      President, The Phoenix Edge Series Fund (1987-present)
                                                      and Phoenix Investment Counsel, Inc. (1991-present).
                                                      Various other positions with Phoenix Home Life Mutual
                                                      Insurance Company (1982-1989).

James M. Dolan                Vice President          Vice President and Compliance Officer (1994-present), and
100 Bright Meadow Blvd.                               Assistant Secretary (1981-present), Phoenix Equity
P.O. Box 2200                                         Planning Corporation. Vice President, Phoenix Funds
Enfield, CT 06083-2200                                (1989-present). Vice President (1991-present), Assistant
                                                      Clerk and Assistant Secretary (1982-present), Phoenix
                                                      Investment Counsel, Inc. Vice President and Compliance
                                                      Officer, Assistant Secretary (1994-present), Assistant
                                                      Vice President (1993-1994), National Securities &
                                                      Research Corporation. Vice President and Chief Compliance
                                                      Officer, Phoenix Realty Advisors, Inc. (1994-present).
                                                      Chief Compliance Officer, Phoenix Realty Securities, Inc.
                                                      (1995-present). Vice President, the National Affiliated
                                                      Investment Companies (until 1993) and various other
                                                      positions with Phoenix Equity Planning Corporation
                                                      (1978-1994).

                                17

Catherine Dudley              Vice President          Portfolio Manager, Common Stock, Phoenix Home Life Mutual
                                                      Insurance Company (1988-present). Vice President, Phoenix
                                                      Multi-Portfolio Fund (1991-present), Phoenix Investment
                                                      Counsel, Inc. (1991-present) and National Securities &
                                                      Research Corporation (1993-present). Various other
                                                      positions with Phoenix Home Life Mutual Insurance Company
                                                      (1986-1988).

John M. Hamlin                Vice President          Portfolio Manager, Common Stock, Phoenix Home Life Mutual
                                                      Insurance Company (1989-present). Vice President, Phoenix
                                                      Income and Growth Fund (1993-present).

Jeanne T. Hanley              Vice President          Managing Director, Common Stock, Research, Phoenix Home
                                                      Life Mutual Insurance Company (1991-present). Vice
                                                      President, Phoenix Investment Counsel, Inc.
                                                      (1992-present), National Securities & Research
                                                      Corporation (1993-present), and The Phoenix Edge Series
                                                      Fund (1989-present). Various other positions with Phoenix
                                                      Home Life Mutual Insurance Company (1981-1991).

Michael E. Haylon             Vice President          Senior Vice President, Securities Investments, Phoenix
                                                      Home Life Mutual Insurance Company (1993- present). Vice
                                                      President, Phoenix Multi-Sector Fixed Income Fund, Inc.
                                                      (1993-present), and The Phoenix Edge Series Fund (1991-
                                                      present). Director (1994-present) and Vice President
                                                      (1991-present), Phoenix Investment Counsel, Inc.
                                                      Managing Director, Aetna Bond Investors (1989-1990).
                                                      Director and Executive Vice President (1994-present),
                                                      Vice President (1993-1994) National Securities & Research
                                                      Corporation. Vice President, Aetna Capital Management
                                                      (1986-1990). Various other positions with Phoenix Home
                                                      Life Mutual Insurance Company (1990-1993).

Christopher J. Kelleher       Vice President          Portfolio Manager, Public Bonds, Phoenix Home Life Mutual
                                                      Insurance Company (1991-present). Vice President,
                                                      National Securities & Research Corporation
                                                      (1993-present), The Phoenix Edge Series Fund
                                                      (1989-present) and Phoenix Investment Counsel, Inc.
                                                      (1991-present). Various other positions with Phoenix Home
                                                      Life Mutual Insurance Company (1983-1991).

                                18

Michael R. Matty              Vice President          Portfolio Manager, Common Stock, Phoenix Home Life Mutual
                                                      Insurance Company (1990-present). Vice President,
                                                      National Securities & Research Corporation
                                                      (1993-present), Phoenix Investment Counsel, Inc.
                                                      (1991-present). Various other positions with Phoenix Home
                                                      Life Mutual Insurance Company (1986-1990).

John J. McDonald              Vice President          Associate Portfolio Manager, Phoenix Home Life Mutual
                                                      Insurance Company (1990-present). Vice President, The
                                                      Phoenix Edge Series Fund (1995-present).

William R. Moyer              Vice President          Vice President, Investment Products Finance, Phoenix Home
100 Bright Meadow Blvd.                               Life Mutual Insurance Company (1990-present). Senior Vice
P.O. Box 2200                                         President, Finance, and Treasurer, Phoenix Equity
Enfield, CT 06083-2200                                Planning Corporation (1990-present), and Phoenix
                                                      Investment Counsel, Inc. (1990-present). Vice President,
                                                      Phoenix Funds (1990-present). Senior Vice President,
                                                      Finance, Phoenix Securities Group, Inc. (1993-present).
                                                      Senior Vice President, Finance (1993-present), and
                                                      Treasurer (1994-present), National Securities & Research
                                                      Corporation. Vice President, the National Affiliated
                                                      Investment Companies (until 1993). Senior Vice President
                                                      and Chief Financial Officer (1993-present) and Treasurer
                                                      (1994-present) W.S. Griffith & Co., Inc. and Townsend
                                                      Financial Advisers, Inc. Senior Manager, Price Waterhouse
                                                      (1983-1990).

Amy L. Robinson               Vice President          Managing Director, Securities Administration, Phoenix
                                                      Home Life Mutual Insurance Company (1991-present). Vice
                                                      President, National Securities & Research Corporation
                                                      (1993-present), The Phoenix Edge Series Fund
                                                      (1989-present) and Phoenix Investment Counsel, Inc.
                                                      (1992-present). Various other positions with Phoenix Home
                                                      Life Mutual Insurance Company (1979-1991).

Leonard J. Saltiel            Vice President          Vice President, Investment Operations, Phoenix Home Life
                                                      Mutual Insurance Company (1994-present). Senior Vice
                                                      President, Phoenix Equity Planning Corporation (1994-
                                                      present). Vice President, Phoenix Funds (1994-present).
                                                      Vice President, National Securities & Research
                                                      Corporation (1994- present). Various positions with Home
                                                      Life Insurance Company and Phoenix Home Life Mutual
                                                      Insurance Company (1987-1994).

                                19

Dorothy J. Skaret             Vice President          Director, Public Fixed Income, Phoenix Home Life Mutual
                                                      Insurance Company (1991-present). Vice President,
                                                      National Securities & Research Corporation
                                                      (1993-present), The Phoenix Edge Series Fund
                                                      (1991-present) and Phoenix Investment Counsel, Inc.
                                                      (1991- present). Various other positions with Phoenix
                                                      Home Life Mutual Insurance Company (1986-1991).

James D. Wehr                 Vice President          Managing Director, Public Fixed Income, Phoenix Home Life
                                                      Mutual Insurance Company, (1991-present). Vice President,
                                                      Phoenix Multi-Portfolio Fund (1988-present), The Phoenix
                                                      Edge Series Fund (1991-present), Phoenix Investment
                                                      Counsel, Inc. (1991-present), Phoenix California Tax
                                                      Exempt Bond Fund, Inc. (1993-present), and National
                                                      Securities & Research Corporation (1993-present). Various
                                                      positions with Phoenix Home Life Mutual Insurance Company
                                                      (1981-1991).

Nancy G. Curtiss              Treasurer               Second Vice President and Treasurer, Fund Accounting,
                                                      Phoenix Home Life Mutual Insurance Company (1994-
                                                      present). Treasurer, Phoenix Funds (1994-present). Vice
                                                      President, Fund Accounting, Phoenix Equity Planning
                                                      Corporation (1994-present). Various positions with
                                                      Phoenix Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne              Secretary               Vice President and General Manager, Phoenix Home Life
101 Munson St.                                        Mutual Insurance Company (1993-present). Vice President,
Greenfield, MA 03101                                  Transfer Agent Operations, Phoenix Equity Planning
                                                      Corporation (1993-present). Secretary, the Phoenix Funds
                                                      (1993-present). Vice President, Home Life Insurance
                                                      Company (1984-1992).

   At October 31, 1994, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.

   For purposes hereof, "National Affiliated Investment Companies" refers to those mutual funds advised by National Securities & Research Corporation.

   For services rendered to the Trust during the fiscal year ended October 31, 1994, the Trustees received an aggregate of $119,198 from the Trust as Trustees' fees. For his services on the Boards of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $30,000 and $2,000 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Trust receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. For the Trust alone, each Trustee who is not a full-time employee of the Adviser or any of its affiliates receives for his services a retainer at the annual rate of $3,000 and a fee of $200 per meeting attended; each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $200 and $200 per Audit Committee meeting attended; each

Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $100 and $1,000 per joint Nominating Committee meeting attended; and each Trustee who serves on the Executive Committee and who is not an interested person of the Trust receives a retainer at the annual rate of $100 and $1,000 per joint Executive Committee meeting attended. Officers are compensated for their services by the Adviser and receive no compensation from the Trust.

                            THE INVESTMENT ADVISER

   The offices of the Adviser, Phoenix Investment Counsel, Inc., are located at One American Row, Hartford, Connecticut 06115. Philip R. McLoughlin, a Trustee and officer of the Trust, is a director of the Adviser. Patricia A. Bannan, an officer of the Trust, is a director and officer of the Adviser. All other executive officers of the Trust are officers of the Adviser with the exception of G. Jeffrey Bohne, Secretary of the Trust, who is not an officer of the Adviser.

   All of the outstanding stock of the Adviser is owned by Phoenix Equity Planning Corporation ("Equity Planning"), an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. It was founded in 1851 and at December 31, 1994, had total assets of approximately $11.7 billion and insurance in force of approximately $111.6 billion. Equity Planning, the National Distributor of the Trust's shares, also performs bookkeeping, pricing, and administrative services for the Trust. It provides bookkeeping and pricing services to two other investment companies advised by the Adviser. (See "The National Distributor and Distribution Plans"). Equity Planning is registered as a broker-dealer in fifty states. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut 06115. The principal office of Equity Planning is located at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Series pays expenses incurred in its own operation and also pays a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Series. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable within five days after the end of each month, as described on page 26 in the Prospectus. There is no assurance that the Trust will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on all Series will be prorated among the Series in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.

   The Adviser has agreed to reimburse the Trust for the amount, if any, by which the total operating and management expenses of any Series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation imposed on mutual funds by any state in which shares of such Series are then qualified for sale. Present expense limitations, to the knowledge of the Trust, require that the Adviser reimburse the Trust, to the extent of the compensation received by it from the Trust, for the amount, if any, by which total operating and management expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) of any Series in any fiscal year exceed 2.5% of the first $30,000,000, 2% of the next $70,000,000 and 1.5% of any excess over $100,000,000 of such Series' average net asset value for such fiscal year.

   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Series to the extent that operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% and 1.60% of average daily net asset values for Class A Shares and Class B Shares respectively. Such reimbursement will be made within five days after the end of each fiscal month. The Adviser agreed to assume expenses and reduce the advisory fee for the benefit of the High Quality Bond Series (no longer available) and the U.S. Government Securities Series for the period from July 22, 1991 to February 28, 1992 to the extent that operating expenses of each Series exceeded 0.85% of the average daily net asset values of the Series for the period. In addition, for the period from February 29, 1992 to October 31, 1993, the Adviser also agreed to assume expenses and reduce the advisory fees for the benefit of these Series to the extent that such expenses of each Series exceed 0.75%. Expense reimbursements other than reimbursement for the Money Market Series were discontinued as of November 1, 1993.

   Pursuant to expense reimbursement agreements, for the fiscal years ended October 31, 1992, 1993 and 1994, the Adviser reimbursed the Trust $8,251, $8,535 and $0 respectively, for the benefit of the Money Market Series. In addition, for the fiscal years ended October 31, 1991, 1992, and 1993 the Adviser reimbursed the Trust $17,873, $114,139, and $164,132 respectively, for the benefit of the U. S. Government Securities Series. For the fiscal years ended October 31, 1992 and 1993, the Adviser reimbursed the Trust $117,665 and $150,241 respectively for the benefit of the High Quality Bond Series. (No longer offered)

   The agreement continues in force from year to year for all Series, provided that, with respect to each Series, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Series. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The investment advisory agreement provides that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   For services to the Trust during the fiscal years ended October 31, 1992, 1993 and 1994, the Adviser received fees of $22,815,955, $34,501,010 and
$37,915,913 respectively under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Series as follows:

                                        1992          1993           1994
                                      ----------    ----------   ------------
Growth Series                        $11,522,520   $16,518,132    $15,246,456
Stock Series                             840,427       908,180        987,859
High Yield Series                        564,035       777,070      3,641,735
U.S. Government Series                    17,071        41,711      1,222,555
Convertible Series                     1,234,649     1,502,598      1,564,334
Balanced Series                        7,904,274    13,975,318     14,505,771
Money Market Series                      714,696       689,919        747,203
High Quality Series (no longer
  available)                              18,283        88,082        N/A

   For the fiscal years ended October 31, 1992, 1993 and 1994, the Adviser was not reimbursed for any expenses incurred in providing services which would otherwise have been provided at the expense of the Trust.

                             BROKERAGE ALLOCATION

   In effecting portfolio transactions for the Trust, the Adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Series yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Series of the Trust invests are traded primarily in the over-the-counter market, where possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   For the fiscal years ended October 31, 1992, 1993 and 1994, brokerage commissions paid by the Trust on portfolio transactions totaled $8,173,788, $8,786,118 and $10,376,253 respectively. Brokerage commissions of $10,081,931 paid during the fiscal year ended October 31, 1994, were paid on portfolio transactions aggregating $8,492,394,443 executed by brokers who provided research and other statistical and factual information. None of such commissions was paid to a broker who was an affiliated person of the Trust or an affiliated person of such a person or, to the knowledge of the Trust, to a broker an affiliated person of which was an affiliated person of the Trust, its adviser or its national distributor.

                       DETERMINATION OF NET ASSET VALUE

   The net asset value of shares of the Trust (as described on page 37 of the Prospectus) is determined once daily as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Years Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Board of Directors of the Exchange reserves the right to change this schedule as conditions warrant.

Balanced, Convertible, Growth, High Yield,
U.S. Stock Series and U.S. Government Securities Series

  In determining the value of the assets of the Balanced Series, the Convertible Series, the Growth Series, the High Yield Series, the U.S. Stock Series, and the U.S. Government Securities Series, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported--as is the case with many securities traded over-the-counter--the last reported bid price. Debt securities (other than short-term obligations, which are valued on the basis of amortized cost as defined below) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics and other market data. Use of the pricing service has been approved by the Trustees. All other securities and assets are valued at their fair value as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

Money Market Series

  The assets of the Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Series seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Series' net asset value per share was not constant and was permitted to fluctuate with the market value of the Series' portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Series net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of 1%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Series' portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Series will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                              PURCHASE OF SHARES

Alternative Purchase Arrangements

  Each Series is authorized to offer two classes of shares. Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

Class A Shares

  An investor who pays an initial sales charge or purchases at net asset value acquires Class A shares. Class A shares are subject to an ongoing distribution fee at an annual rate of up to 0.25% of the Series' aggregate average daily net assets attributable to Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges.

Class B Shares

  An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B shares are subject to an ongoing distribution fee at an annual rate of up to 1.00% of the Series' aggregate average daily net assets attributable to Class B shares. Class B shares permit the investor's payment to be invested in full from the time the investment is made. The higher ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to eliminate the higher distribution fee after the National Distributor has been compensated for distribution expenses related to the Class B shares. See "Conversion Feature" below.

   The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given such factors as the amount of the purchase, the length of time the investor expects to hold the shares, and whether the investor wishes to receive distributions in cash or to reinvest them in additional shares. Investors should consider whether, during the anticipated term of their investment in the Series, the accumulated continuing distribution fees and contingent deferred sale charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and the extent to which such differential would be offset by the lower expenses attributable to Class A shares.

   Class A shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends. However, because initial sales charges are deducted at the time of purchase, Class A investors do not have all their funds invested initially and initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the term of the investment. However, such investors must weigh this consideration against the fact that, because of the initial Class A sales charges, not all of their funds will be invested initially.

   The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution fees and, in the case of Class B shares, from the proceeds of the ongoing distribution fees and the contingent deferred sales charge imposed upon redemptions within six years of purchase. Sales personnel of broker-dealers distributing a Series shares may receive differing compensation for selling Class A or Class B shares. The purpose and function of the contingent deferred sales charge and ongoing distribution fees with respect to the Class B shares are the same as those of the initial sale charge and ongoing distribution fees with respect to the Class A shares.

   Dividends paid by the Series with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day, except that the higher distribution fees and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class and will result in a lower dividend.

   The Trustees of the Trust have determined that no conflict of interest will exist between the Class A and Class B shares. The Trustees shall, pursuant to their fiduciary duties under the Investment Company Act of 1940 and state law, monitor the question of Class A and Class B shares and seek to ensure that no such conflict arises.

Conversion Feature

  Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to eliminate the higher distribution fee after the Distributor has been compensated for distribution expenses related to the Class B shares.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares will be considered to be held in a separate sub- account. Each time any Class B shares in the shareholder's account (other than those in the sub- account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B shares does not result in any dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The Trust has not sought opinions of counsel as to these matters but plans instead to apply to the Internal Revenue Service (the "IRS") for such a ruling. While rulings similar to the one sought by the Trust as to preferential dividends have been issued previously by the IRS, complete assurance cannot be given that the Trust will receive a favorable ruling. While an adverse determination by the IRS is not expected, the Trust may be required to reassess the alternative purchase arrangement structure if the IRS does not rule favorably. In addition, were the IRS not to rule favorably, the Trust might make additional distributions if doing so would assist in complying with the Trust's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes. The conversion of Class B shares to Class A shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shares were purchased.

Purchases of Shares of the Money Market Series

  The minimum initial investment and the minimum subsequent investment for purchase of shares of the Money Market Series is set forth on page 30 of the Prospectus. Shares of the Money Market Series are sold through registered representatives of Equity Planning or through brokers or dealers with whom Equity Planning has sales agreements. (See THE NATIONAL DISTRIBUTOR AND DISTRIBUTION PLANS.) There is no sales charge on Class A shares of the Money Market Series. Class B shares of the Series are subject to applicable contingent deferred sales charges. Initial purchases of shares may also be made by mail by completing an application and mailing it directly to the Trust. Subsequent purchases should be sent to Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, ATTN: Phoenix Funds. An investment is accepted when funds are credited to the purchaser. For initial investments, funds are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Subsequent investments are credited not later than the second business day after receipt by Equity Planning. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.

Purchases of Shares of the Balanced, Convertible,
Growth, High Yield, and U.S. Stock Series and the
U.S. Government Securities Series

  The minimum initial investment and the minimum subsequent investment for purchase of shares of each Series is set forth on page 30 of the Prospectus. Sales of shares of the Trust are made through registered representatives of Equity Planning and through securities brokers or dealers with whom Equity Planning has sales agreements. Dealers purchase shares at a discount from the applicable offering price if they act as principal. Brokers that act as agent on behalf of their customer receive an agency fee. The maximum discount or agency fee on transactions of less than $50,000 is 4.25% of the offering price. The balance of the sales charge is retained by Equity Planning. The discount from the applicable offering price or agency fee is the same for all brokers or dealers.

   Sales of shares are made to customers of bank-affiliated securities brokers with whom Equity Planning has sales agreements. Customers purchase shares at the applicable offering price. Out of the sales charge included in the offering price the securities broker is allowed an agency fee equal to the dealer discount on a like transaction through a dealer and the balance of the sales charge is retained by Equity Planning.

   Where customers of a securities broker or dealer with whom Equity Planning has a sales agreement hold shares of a Series (except the Money Market Series) with an aggregate value of $50,000 or more, Equity Planning may pay to such securities broker or dealer from its own profits and resources (which may include payments received from the Trust under the Distribution Plans) a service fee equal to 0.25% on an annualized basis of the aggregate average daily net asset values of the shares of the Series held by customers of such securities broker or dealer.

Immediate Investment

  In order to obtain immediate investment of funds, initial and subsequent purchases of shares of any Series may also be made by wiring Federal Funds directly pursuant to the following instructions. (Federal Funds are monies held in a bank account with a Federal Reserve Bank.)

   1. For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   2. Once an account has been assigned, direct your bank to wire the Federal Funds to Equity Planning, attention of the appropriate Series of the Phoenix Series Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge you a fee for transmitting funds by wire.

   Payment in Federal Funds must be received by 4:00 p.m. for an order to be accepted on that day. If payment is received after that time, the order will not be accepted until the next business day. You should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase by wire, the investor should complete an Account Application and mail it to Equity Planning.

                             SHAREHOLDER SERVICES

   Any shareholder desiring investment assistance or a further explanation of any Series or service may call Equity Planning at 1-800-243-1574.

   Open Account. As a convenience to shareholders, all shares of a Series of the Trust registered in a shareholder's name are automatically credited to an Open Account maintained for the shareholder on the books of the Trust by its transfer agent, Equity Planning. An Open Account offers the shareholder ready access to the following options and services:

   Record of Share Transactions. Each time shares are credited to or withdrawn from his Open Account the shareholder will receive a statement showing the details of the transaction and the then current balance of shares owned by him except in connection with the redemption of shares by check (see "How To Redeem Shares"). Shortly after the end of each calendar year each shareholder will receive information as to the Federal tax status of dividends and any capital gain distribution paid by the Trust with respect to the applicable Series during the year.

   Safekeeping of Shares. All shares of a Series of the Trust acquired by the shareholder will be credited to his Open Account and share certificates will not be issued unless requested. In any event share certificates will not be issued with respect to the Money Market Series. In no event will certificates representing fractional shares be issued. Certificates previously acquired may be surrendered to the transfer agent and will be canceled. The shares represented thereby will continue to be credited to the Open Account of the shareholder.

   Investing by Mail. An Open Account provides a simple and convenient way of setting up a flexible investment program for the accumulation of shares of any Series. At any time the shareholder may send to the Transfer Agent a check, payable to the order of the Series to be acquired, in the amount of at least the minimum subsequent investment for the particular Series being purchased (giving the full name or names of his account) to be used to purchase additional shares for his Open Account at the applicable offering price next determined after the check is received.

   Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his personal checking account on or about the 15th day of the month, to be used to purchase additional shares for his Open Account. The amount the shareholder designates will be made available, in form payable to the order of Equity Planning, by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Trust or Transfer Agent that his or her registered representative shall not have this authority.

   Distribution Option. Each Series currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Series at net asset value or, at the option of the shareholder, in cash. (The Money Market Series will normally make no capital gain distributions, since its investments will generally be made in securities which do not generate capital gains.) By exercising the distribution option, a shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance in a Series of at least $5,000, or $2,000 for tax qualified retirement benefit plans, (calculated on the basis of the net asset value of the shares held in a single account) may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each Series or Fund carefully before directing dividends and distributions to another Series or Fund. Reinvestment direction forms and prospectuses are available from Equity Planning. An alternate payee section has been incorporated into the application allowing distributions to be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's Open Account in full and fractional shares computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at 800-243-1574 or by sending a written letter signed by the registered owner(s) of the account. Requests for directing distributions to someone other than the shareholder must be made in writing with all signatures guaranteed. To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the transfer agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program

  The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their shares on a predetermined monthly or quarterly, semiannual or annual basis. The designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Trust worth $5,000 or more, as determined by the then-current net asset value per share.

   To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Trust worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Trust. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases at initial value to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring the otherwise applicable contingent deferred sales charges.


   The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Share investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Class B shareholders redeeming more shares than the percentage permitted under the Program shall be subject to any applicable contingent deferred sales charge. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits.

Reinvestment Privilege


  The reinvestment privilege allows an investor who has redeemed shares of any Series (other than the Money Market Series) or shares of any other Phoenix Fund, and who has not previously exercised the privilege as to that Series or Fund, to apply the proceeds of the redemption to the purchase at net asset value (without sales charge) of Class A of shares. Information concerning the privilege will be forwarded to the investor with redemption proceeds. A written request for this privilege must be received by the Distributor within 180 days following the date of redemption of the investor's Series shares accompanied by the payment for the shares (not in excess of the redemption value). Reinvestment is at the net asset value per share of the designated Series or Fund next determined after timely receipt by Equity Planning of a reinvestment order and payment. When a loss is realized on the redemption of Series shares by an investor who reacquires shares of the same Series within a 30 day time period, under the so-called "wash sale" provisions of present Federal tax laws, the investor will be unable to recognize some or all of the loss (depending upon the percentage of the proceeds of the redemption reinvested) until the reacquired shares are redeemed or otherwise disposed of. A gain realized on such a redemption, however, is recognized at the time of redemption. The reinvestment privilege does not apply to the proceeds of the redemption of shares of the Money Market Series or to Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program.


Tax-Sheltered Retirement Plans

  Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

                               SPECIAL SERVICES

Invest-by-Phone

  This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800-367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Series, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   Phoenix Series Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

                             HOW TO REDEEM SHARES

   Any holder of shares of any Series may require the Trust to redeem his shares at any time. In addition each Series maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, who may charge customary commissions for their services.

   The redemption price will be the net asset value next computed after receipt by Equity Planning, of the share certificates, duly endorsed in the full name of the account, or, in the case of Open Accounts, a proper request duly executed in the full name of the account. The Trustees do not presently intend to make a redemption charge and shareholders will be given reasonable notice of any change in this intention. However, Class B shares are subject to a contingent deferred sales charge upon a redemption of shares within six years of the date of purchase.

   The signature must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature notarized by a notary public is not acceptable. No signature guarantee will be required, however, in the case of shares tendered for redemption if (a) the shares are registered in the names of individuals singly, jointly or as custodian under the Uniform Gifts to Minors Act and (b) the proceeds of the redemption do not exceed $50,000 and are to be paid to the registered owners(s) at the address of record. Signatures must also be guaranteed on any change of address request submitted in conjunction with a redemption request.

   Payment for shares repurchased or redeemed will be made within seven days after receipt of the duly endorsed share certificates, duly executed request if required, or telephone request if appropriate and a proper signature guarantee, if necessary. However, if the Trust is requested to redeem or repurchase shares for which it has not yet received good payment, the mailing of a check for the proceeds of the redemption or repurchase may be delayed until the Trust assures itself that good payment has been collected. With respect to shares purchased by check or via Invest-by-Phone service, payment of redemption proceeds will only be made after the Trust has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. Although the payment may be delayed, the redemption price or repurchase price will be determined in the manner described herein.

   At the discretion of the Trustees, the Trust may, to the extent consistent with state and Federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. The Trust has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period. Should payment be made in securities, the shareholder may incur brokerage costs in converting such securities to cash. The Trust has elected to pay in cash all requests for redemption as described in the prospectus on page 37.

   The right of redemption may be suspended or the payment date postponed when the New York Stock Exchange is closed for other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, for any period when an emergency as defined by rules of the Commission exists, or during any period when the Commission has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholder may withdraw his request for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or he will receive payment of the net asset value so determined.

   A shareholder may receive more or less than he paid for his shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

   Repurchases and redemptions may be made in the following manner:

   By Mail. When shares are held in an Open Account, the shareholder may redeem them by making written request, executed in the full name of the account, directly to Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, ATTN: Phoenix Funds. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares.

   By Telephone. Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. The Trust and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonable designed to prevent unauthorized telephone redemptions are not followed, the Trust and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Trust and/or the Transfer Agent reasonably believe to be genuine.


   If the amount of the redemption is $500 or more, the proceeds will be wired to the designated commercial bank account in the United States. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on the shareholder's account. Telephone redemption requests must be received by Equity Planning by the close of trading on the New York Stock Exchange on any day when Equity Planning is open for business. Requests made after that time or on a day when Equity Planning is not open for business cannot be accepted by Equity Planning. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request.

   However, with respect to the telephone redemption of shares purchased by check, such redemption requests will only be effected after the Trust has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans. In addition to the Telephone Redemption Privilege, a shareholder may also redeem by telephone through the "Invest-by-Phone" service.

   Repurchases. The Trust also maintains a continuous offer to repurchase its shares and shareholders may normally sell their shares through securities dealers, who may charge customary commissions for their services. Unless made in connection with an exchange of shares, a request for repurchase must be placed with a broker or dealer and communicated by the broker or dealer to Equity Planning. The repurchase price will be the net asset value next determined after receipt by Equity Planning of the request, except that a repurchase order placed through a broker or dealer before the close of trading on the New York Stock Exchange on any day will be executed at the net asset value determined as of such close provided the broker or dealer communicates the order to Equity Planning prior to its close of business (normally 4:00 P.M. New York City time) on such day and subsequently confirms the order to Equity Planning in writing, time-stamping his confirmation with the time of the broker or dealer's receipt of the order. It is the responsibility of brokers or dealers to communicate such orders, and they may be liable to investors for failing to do so. Brokers or dealers may make customary charges for their services in effecting repurchases.

   The offer to repurchase may be suspended at any time. A shareholder who has submitted a repurchase request must also submit his share certificates, duly endorsed in the full name of the account, or, in the case of an Open Account, Equity Planning may require a proper request, duly executed in the full name of the account, in which case the signature must be guaranteed as discussed above.

   By Check (U.S. Government Securities Series, High Yield Series and Money Market Series Only). Any shareholder of these Series (except Class B shareholders) may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Series does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

                                    TAXES

   As stated in the Prospectus, it will be the policy of the Trust and of each Series that each comply with provisions of the Internal Revenue Code relieving investment companies which distribute substantially all of their net income from Federal income tax on the amounts distributed.

   The Federal tax laws also impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. The Trust intends that each Series will comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

   As stated in the Prospectus, the Trust believes that each of its Series will be treated as a single entity. Prior to November 1, 1986, the Trust was treated as a single entity.

   To qualify for treatment as a "regulated investment company," each Series must, among other things, derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not ancillary to the Series' principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stock, securities, or currencies. In addition, to qualify for treatment as a "regulated investment company," each Series must derive less than 30 percent of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. Accordingly, the Trust may be restricted in the selling of securities which have been held less than three months, in the writing of options on securities into which convertible securities are convertible, in the writing of options on securities which have been held for six months or less, in the writing of options which expire in less than three months and in purchasing options to terminate options written within the preceding three months.

   Income dividends and short-term capital gains distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes. Prior to January 1, 1987, income dividends were eligible for the dividends received exclusion of $100 ($200 for a joint return) available to individuals and the 85% dividends received deduction available to corporate shareholders, subject, in either case, to reduction, for various reasons, including the fact that dividends received from domestic corporations in any year were less than 95% of the distributing Series' gross income, in the case of individual distributees, or 100% of the distributing Series' gross income, in the case of corporate distributees. Any income dividends received after December 31, 1987 does not qualify for dividend exclusion on an individual tax return but corporate shareholders are eligible for a 70% dividends received deduction (80% in the case of a 20% shareholder) subject to a reduction for various reasons including the fact that dividends received from domestic corporations in any year are less than 100% of the distributing Series' gross income. Gross income includes the excess of net short-term capital gains over net long-term capital losses.

   Distributions which are designated by the Trust as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long such person has been a shareholder) and are not eligible for the dividends received exclusion. Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Individuals are entitled to deduct "miscellaneous itemized deductions" specified in the Code only to the extent they exceed two percent of the individuals' "adjusted gross income." Effective January 1, 1988, included within the miscellaneous itemized deductions subject to the two percent "floor" are indirect deductions through certain pass-through entities such as the Series. The Secretary of the Treasury is authorized to prescribe regulations relating to the manner in which the floor will be applied with respect to indirect deductions and to the manner in which pass-through entities such as the Series will report such amounts to the individual shareholders. Individual shareholders are advised that, pursuant to these rules, they may be required to report as income amounts in excess of actual distributions made to them.

   The Trust is required to withhold for income taxes, 31% of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Trust with a correct taxpayer identification number ("TIN"); ii) the Trust is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Trust is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Trust with a correct TIN. The trust in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on the Trust for reporting an incorrect TIN and that TIN was provided by the shareholder, the Trust will pass the penalty onto the shareholder.

   Dividends paid by a Series from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will

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be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from each Series. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.

               THE NATIONAL DISTRIBUTOR AND DISTRIBUTION PLANS

   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the National Distributor of the Trust's shares. Shares of each Series are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law and banks and financial institutions may be required to register as dealers pursuant to state law. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Series.

   For the fiscal years ended October 31, 1992, 1993 and 1994, Equity Planning's gross commissions on sales of Trust shares totalled $13,801,911, $10,208,723 and $4,578,450 respectively. Of these gross selling commissions, $4,348,043, $2,684,075 and $1,780,450 respectively, were allowed to Equity Planning as dealer.

   Philip R. McLoughlin is a trustee and an officer of the Trust and a director and officer of Equity Planning. G. Jeffrey Bohne, James M. Dolan, William R. Moyer, Elizabeth R. Sadowinski, Leonard J. Saltiel, and Nancy G. Curtiss are officers of the Trust and officers of Equity Planning.

   Pursuant to a Financial Agent Agreement, Equity Planning provides bookkeeping and pricing services directly to the Trust. As compensation for such services, Equity Planning receives a quarterly fee based on the average of the aggregate daily net asset values of the Trust at an annual rate of $300 per million dollars. It is expected that the compensation to Equity Planning will be approximately equal to the cost to Equity Planning of providing the services provided for in the Financial Agent Agreement.

   In addition, pursuant to an agreement between Equity Planning, the Trust's Transfer Agent, and State Street Bank and Trust Company, State Street has been appointed subagent to perform certain shareholder servicing functions for the Trust. For performing such services State Street receives a monthly fee from Equity Planning.

   For financial agent and administrative services to the Trust during the fiscal years ended October 31, 1992, 1993 and 1994, Equity Planning received fees of $1,559,580, $2,405,233 and $2,087,779 respectively.

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Distribution Plans

  To permit the use of assets of a Series to encourage activities primarily intended to result in the sale of shares of that Series, the Trust has adopted a distribution plan for all Series (except the Money Market Series) which offer shares sold subject to an initial sales charge and a distribution plan for all Series which offer shares sold subject to a contingent deferred sales load (each a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan for shares sold subject to an initial sales charge was adopted on August 22, 1990 by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees"). It was approved by the shareholders of the Series on December 13, 1990. The Plan for Class B shares, including the Rule 12b-1 Trustees, was adopted by the Board of Trustees on November 17, 1993.

   The Class A and Class B Plans authorize the payment by the Trust to the Distributor of a Series' shares of amounts not exceeding 0.25% and 1.00% annually, respectively, of the Series' average daily net assets for each year elapsed after the inception of the Plan. Although under no contractual obligation to do so, the Trust intends to make such payments to the National Distributor (i) as commissions for shares sold, all or any part of which commissions will be paid by the National Distributor, upon receipt from the Trust, to others who may be other dealers or registered representatives of the Distributor, (ii) to enable the Distributor to pay to such others maintenance or other fees in respect of a Series' shares sold by them and remaining outstanding on the Trust's books during the period in respect of which the fee is paid and (iii) to enable the Distributor to pay to bank-affiliated securities brokers maintenance or other fees in respect of a Series' shares purchased by their customers and remaining outstanding on the Trust's books during the period in respect of which the fee is paid; provided, however, that payments under (ii) and (iii) are subject to limits of 0.25% and 1.00% annually of the average daily net assets of the Class A or Class B shares respectively to which the payments relate. Payments, less the portion thereof paid by the Distributor to others, may be used by the Distributor for its expenses of distribution of a Series' shares. If expenses of distribution of a Series' shares exceed payments and any sales charges retained by the Distributor, the Trust is not required to reimburse the Distributor for excess expenses; if payments and any sales charges retained by the Distributor exceed expenses of distribution of a Series' shares, the Distributor may realize a profit.

   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan. No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, has any direct or indirect financial interest in the operation of the Plans.

   The Trust's expenditures under the Plan totalled $16,094,408 for the fiscal year ended October 31, 1994. The 12b-1 payments were used for (1) compensating dealers ($12,947,945), (2) compensating sales personnel ($2,404,445), and (3) compensating the underwriter for marketing material ($742,018).

                             FINANCIAL STATEMENTS

   Financial information relating to the Trust is contained in the Annual Report to Shareholders for the year ended October 31, 1994 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report is incorporated into this Statement of Additional Information by reference. A copy of the Annual Report must precede or accompany this Statement of Additional Information.

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